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                                                                      EXHIBIT 24


                                   VIACOM INC.

                                Power of Attorney

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of March, 2002.

                                                /s/ George S. Abrams
                                                --------------------------------
                                                George S. Abrams


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                                   VIACOM INC.

                                Power of Attorney

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of March, 2002.

                                                           /s/ David R. Andelman
                                                           ---------------------
                                                           David R. Andelman


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                                   VIACOM INC.

                                Power of Attorney

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of March, 2002.

                                                          /s/ George H. Conrades
                                                          ----------------------
                                                          George H. Conrades




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                                   VIACOM INC.

                                Power of Attorney

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of March, 2002.

                                                          /s/ Philippe P. Dauman
                                                          ----------------------
                                                          Philippe P. Dauman




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                                   VIACOM INC.

                                Power of Attorney

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of March, 2002.

                                                         /s/ William H. Gray III
                                                         -----------------------
                                                         William H. Gray III




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                                   VIACOM INC.

                                Power of Attorney

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of March, 2002.

                                                                 /s/ Jan Leschly
                                                                 ---------------
                                                                 Jan Leschly

                                   VIACOM INC.

                                Power of Attorney

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of March, 2002.

                                                         /s/ David T. McLaughlin
                                                         -----------------------
                                                         David T. McLaughlin

                                   VIACOM INC.

                                Power of Attorney

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of March, 2002.

                                                                  /s/ Ken Miller
                                                                  --------------
                                                                  Ken Miller

                                   VIACOM INC.

                                Power of Attorney

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of March, 2002.

                                                              /s/ Leslie Moonves
                                                              ------------------
                                                              Leslie Moonves

                                   VIACOM INC.

                                Power of Attorney

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of March, 2002.

                                                           /s/ Brent D. Redstone
                                                           ---------------------
                                                           Brent D. Redstone


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                                   VIACOM INC.

                                Power of Attorney

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be her true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of March, 2002.

                                                              /s/ Shari Redstone
                                                              ------------------
                                                              Shari Redstone

                                   VIACOM INC.

                                Power of Attorney

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of March, 2002.

                                                         /s/ Frederic V. Salerno
                                                         -----------------------
                                                         Frederic V. Salerno

                                   VIACOM INC.

                                Power of Attorney

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of March, 2002.

                                                            /s/ William Schwartz
                                                            --------------------
                                                            William Schwartz

                                   VIACOM INC.

                                Power of Attorney

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of March, 2002.

                                                             /s/ Ivan Seidenberg
                                                             -------------------
                                                             Ivan Seidenberg

                                   VIACOM INC.

                                Power of Attorney

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be her true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of March, 2002.

                                                            /s/ Patty Stonesifer
                                                            --------------------
                                                            Patty Stonesifer

                                   VIACOM INC.

                                Power of Attorney

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of March, 2002.

                                                            /s/ Robert D. Walter
                                                            --------------------
                                                            Robert D. Walter